UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2019

Rexford Industrial Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

11620 Wilshire Blvd., Suite 1000 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 996-1680	N/A
(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by Rexford Industrial Realty, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

ITEM 8.01 OTHER	EVENTS

U.S. Federal Income Tax Considerations

The information included in this Current Report on Form 8-K under the heading “U.S. Federal Income Tax Considerations” and the information in Exhibit 99.1 hereto supersedes and replaces in its entirety (i) the discussion under the heading “U.S. Federal Income Tax Considerations” in the prospectus dated October 5, 2014, which is a part of the Company’s registration statement on Form S-3 (Registration No. 333-197849) filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2014 and declared effective on August 12, 2014, (ii) the discussion under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.5 to the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2016, (iii) the discussion under the heading “Supplemental U.S. Federal Income Tax Considerations” in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2017 and (iv) the discussion under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.1 to the Company’s Form 10-K filed with the SEC on February 21, 2018.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	U.S. Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXFORD INDUSTRIAL REALTY, INC.

Date: February 19, 2019	By:	/s/ Michael S. Frankel
Michael S. Frankel
Co-Chief Executive Officer (Principal Executive Officer)

Date: February 19, 2019	By:	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)